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                                                                   Exhibit 23(a)

                           [ERNST & YOUNG LETTERHEAD]






                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS





We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Stock Option Plan of FutureLink Distribution Corp. of our report dated March 18, 1999, with respect to the financial statements of FutureLink Distribution Corp. included in its Annual Report (Form 10-KSB) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.





Calgary, Canada                                       Signed:  Ernst & Young LLP
August 3, 1998                                        Chartered Accountants